UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2009
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16203 (Commission File Number)	84-1060803 (I.R.S. Employer Identification Number)
Suite 4300
370 Seventeenth Street
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 3, 2008, we entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. and certain other financial institutions (collectively, the “Lenders”). On March 2, 2009, we entered into the First Amendment to the Credit Agreement (the “First Amendment”) with the Lenders in which, among other changes, the Lenders agreed to forbear their rights and remedies under the Credit Agreement resulting from our violation of certain covenants until at least April 15, 2009, and possibly later dependent upon the progress of our capital raising efforts.
     On April 14, 2009, we entered into an Amendment Letter to the First Amendment (the “Amendment Letter”) with the Lenders that extended the forbearance period termination date from April 15, 2009 to May 1, 2009. The description of the agreements set forth above are qualified in their entirety by the terms of the agreements, which are either attached to this report or incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
10.1	Second Amended and Restated Credit Agreement dated November 3, 2008, among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of Montreal as Syndication Agent, U.S. Bank National Association as Documentation Agent and the financial institutions named therein. Incorporated by reference from Exhibit 10.1 to the Company’s Form 8-K filed November 3, 2008.
10.2	First Amendment to Second Amended and Restated Credit Agreement dated March 2, 2009, among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent, and the financial institutions named therein. Incorporated by reference from Exhibit 10.32 to the Company’s Form 10-K for the annual period ended December 31, 2008 and filed March 3, 2009.
10.3	Amendment Letter to First Amendment to Second Amended and Restated Credit Agreement dated April 14, 2009, among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 15, 2009

Delta Petroleum Corporation
By:	/s/ Stanley F. Freedman
Stanley F. Freedman
Executive Vice President and Secretary

Exhibit Index

Exhibit
No.	Description
10.1	Second Amended and Restated Credit Agreement dated November 3, 2008, among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of Montreal as Syndication Agent, U.S. Bank National Association as Documentation Agent and the financial institutions named therein. Incorporated by reference from Exhibit 10.1 to the Company’s Form 8-K filed November 3, 2008.
10.2	First Amendment to Second Amended and Restated Credit Agreement dated March 2, 2009, among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent, and the financial institutions named therein. Incorporated by reference from Exhibit 10.32 to the Company’s Form 10-K for the annual period ended December 31, 2008 and filed March 3, 2009.
10.3	Amendment Letter to First Amendment to Second Amended and Restated Credit Agreement dated April 14, 2009, among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.